                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                OCTUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  OCTUS, INC.

                          NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

TO THE SHAREHOLDERS OF OCTuS, INC.:

     Notice is hereby given that the Annual Meeting of the Shareholders of OCTuS, INC. (the "Company" or "OCTuS"), will be held in the Challenger Board Room of the Four Points Sheraton Inn, 8110 Aero Drive, San Diego, California 92123 on Saturday, June 7, 1997 at 10:00 a.m. for the following purposes:

          1. To elect directors for the ensuing year to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The present Board of Directors of the Company has nominated and recommends for election the following six persons:

           Donald O. Aldridge
           John C. Belden
           Robert A. Freeman
           Gilbert N. Holloway
           Lucile Lansing
           Lawrence W. Taggart

          2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000 shares.

          3. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 18, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of OCTuS, Inc., 4520 Executive Drive, Plaza Two, San Diego, California 92121-3018.

     Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

     All shareholders are cordially invited to attend the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Lawrence W. Taggart
                                          Secretary

April 30, 1997
San Diego, California

                                  OCTUS, INC.
                        4520 EXECUTIVE DRIVE, PLAZA TWO
                        SAN DIEGO, CALIFORNIA 92121-3018

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 1997

     The Board of Directors of OCTuS, Inc., a California corporation (the "Company" or "OCTuS") is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of the Company to be held on June 7, 1997 (the "Annual Meeting"), and at any adjournments thereof. This Proxy Statement will be first sent to shareholders on or about May 6, 1997. Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for (i) the election of the Board's nominees for directors and (ii) the approval of an amendment to the Company's Restated Articles of Incorporation increasing the authorized number of shares of Common Stock from 20,000,000 to 100,000,000. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the shareholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

     A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

     The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone or telegraph, by officers, directors, and other employees of the Company. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

     The Company's mailing address is 4520 Executive Drive, Plaza Two, San Diego, California 92121-3018.

VOTING

     Shareholders of record at the close of business on April 18, 1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     As of that date the following shares of stock of the Company were issued and outstanding: (i) 4,222,922 shares of common stock, no par value of the Company ("Common Stock"); and (ii) 250,000 shares of Series C Preferred Stock of the Company ("Preferred Stock"), representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote; each share of Preferred Stock is entitled to ten votes. The Common Stock and Preferred Stock are sometimes referred to herein collectively as the "Voting Stock."

     Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors, as indicated in the accompanying Proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Voting Stock as of April 15, 1997, by (i) each of the Company's named executive officers and directors; (ii) the Company's named executive officers and directors as a group; and (iii) shareholders known by the Company to beneficially own more than 5% of any class of the Company's voting securities. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the business address for each of the individuals or entities listed below is c/o OCTuS, Inc., 4520 Executive Drive, Plaza Two, San Diego CA 92121-3018.

                                          NUMBER OF     NUMBER OF SERIES C
                                        COMMON SHARES    PREFERRED SHARES
                                        BENEFICIALLY       BENEFICIALLY
NAME                                        OWNED             OWNED              PERCENT OF CLASS
--------------------------------------  -------------   ------------------   -------------------------
OFFICERS AND DIRECTORS
  Donald O. Aldridge(1)(2)............       35,000                            0.8% of Common Stock
  Chairman; Director                                                           0.5% of Voting Stock
John C. Belden(1).....................      189,799                            4.3% of Common Stock
  President & CEO, Director                                                    2.7% of Voting Stock
Robert A. Freeman(1)(3)...............       25,000                            0.6% of Common Stock
  Assistant Secretary, Director                                                0.4% of Voting Stock
Gilbert N. Holloway(1)................       25,000                            0.6% of Common Stock
  Director                                                                     0.4% of Voting Stock
Lucile Lansing(1)(4)..................       81,511                            1.9% of Common Stock
  Director                                                                     1.2% of Voting Stock
Lawrence W. Taggart(1)................       25,000                            0.6% of Common Stock
  Secretary, Director                                                          0.4% of Voting Stock
Advanced Technologies
  International,......................    3,000,000           250,000          44.6% of Common Stock
  Ltd.(5)                                                                     100% of Preferred Stock
                                                                               56.6% of Voting Stock
Allen Holding Inc.(6).................      351,655                            7.8% of Common Stock
                                                                               5.0% of Voting Stock
EXECUTIVE OFFICERS AND DIRECTORS AS A
  GROUP                                                                        8.4% of Common Stock
  (6 persons)(1)......................      381,310                            5.4% of Voting Stock

---------------

(1) Includes the following shares issuable upon exercise of stock options which are exercisable within 60 days from April 15, 1997: Mr. Aldridge, 25,000; Mr. Belden, 189,799; Mr. Freeman, 25,000; Mr. Holloway, 25,000; Ms. Lansing, 25,000 and Mr. Taggart, 25,000.
(2) Mr. Aldridge's address is 159 Orange Blossom Circle, Folsom, California 95630-8117.
(3) Mr. Freeman's address is 1149 Wales Place, Cardiff, CA 92007.
(4) Shares shown include 48,514 shares of Common Stock held by Special Opportunities, L.P., of which Lansing Financial Group, Inc., Lucile Lansing, President, is General Partner. Ms. Lansing holds 7,297 shares pursuant to the Lansing Financial Group Pension Plan; the Lansing Financial Group Pension Plan also holds public warrants to purchase 700 shares of Common Stock.

(5) As reported in a Schedule 13D filed by Advanced Technologies International, Ltd. ("ATI") on July 12, 1996. ATI owns warrants to purchase 3,000,000 shares of Common Stock at prices ranging from $.43 to $.75 per share. ATI's address is Suite 2200 Two La Salle Street, Chicago, IL 60602.
(6) As reported in Amendment No. 1 to Schedule 13G filed jointly by Allen Holding Inc. ("AHI") and Allen & Company Incorporated ("ACI") on February 14, 1997. Includes warrants to purchase 284,167 shares of Common Stock at an exercise price of $6.49. AHI and ACI have their principal office at 711 Fifth Avenue, New York, New York 10022.

CHANGE IN CONTROL

     In June 1996, the Company sold to Advanced Technologies International, Ltd. ("ATI") 250,000 shares of Series C Preferred Stock for $150,000 and issued to ATI warrants to purchase up to an additional 3,000,000 shares of the Company's Common Stock at an initial exercise price of $0.43 per share. While voting power was disbursed among the Company's shareholders prior to the ATI transaction, ATI now controls 56.6% of the voting power (assuming exercise by ATI of the warrant) of the Company's Voting Stock.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated and recommends for election as directors the six persons named below, all of whom are currently serving as directors of the Company. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     In voting for the election of directors of the Company under California General Corporation Law, if, prior to the commencement of voting, any shareholder has given notice of his intention to cumulate his votes at the meeting, then all shareholders may cumulate their votes in the election of directors for any nominee if the nominee's name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to vote one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. If no such notice is given, there will be no cumulative voting. In the absence of cumulative voting, each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares represented and voting will elect all of the directors. Under either form of voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

     In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of directors. The Proxy may not be voted for more than six persons.

INFORMATION REGARDING NOMINEES

     The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees for Director:

    NAME                              PRESENT POSITION WITH THE COMPANY                DIRECTOR SINCE       AGE
    --------------------------------  --------------------------------------------     --------------       ---
    Donald O. Aldridge..............  Chairman of the Board; Director                      1995              66
    John C. Belden..................  President and Chief Executive Officer; Chief         1989              67
                                        Financial Officer; Director
    Robert A. Freeman...............  Director; Assistant Secretary                        1983              58
    Gilbert N. Holloway.............  Director                                             1997              55
    Lucile Lansing..................  Director                                             1990              67
    Lawrence W. Taggart.............  Director; Secretary                                  1997              54

     Mr. Aldridge was appointed to the board in June 1995 and has served as Chairman of the Board since October 1995. Since 1991, he has served as an independent management consultant, advising a variety of clients in joint ventures, locating investment capital, market research, and strategic planning. From 1988 to 1991, Mr. Aldridge was Vice Commander-in-Chief of the Strategic Air Command, where he served as chief operating officer of the largest command in the United States Air Force.

     Mr. Belden has served as a director of the Company since October 1989, as its President and Chief Executive Officer from March 1990 to November 1994, and as its Chairman from November 1994 to October 1995. He was reappointed President and Chief Executive Officer in June 1995 following Ray M. Healy's resignation. From November 1990 to July 1992, and since August 1994, he has also served as the Company's Chief Financial Officer. From March 1995 to January 1997, he served as Corporate Secretary. From June 1984 until assuming his current position, Mr. Belden served as Vice President, Marketing of the American Electronics Association.

     Mr. Freeman, a co-founder and an original director of the Company, has served as a director since 1983 and as Assistant Secretary of the Company since 1996. In addition, he has served in other positions with the Company, including Vice President, Marketing, in 1988 and Vice President, Research and Development, from 1983 to 1987. Since 1989, Mr. Freeman has provided consulting services from time to time in addition to his duties as a director. Since 1991, Mr. Freeman has been a partner in RJ Engineering which has, from time to time, provided consulting services to the Company. Mr. Freeman also served as Chief Operating Officer of Pan Pacific Technology Group from 1989 to 1991.

     Mr. Holloway was appointed to the board in January 1997. Since April 1996, he has served as President of Basic Research Corporation, a San Diego based technology development firm. From 1991 to 1996, he was Associate Professor of Management at New Mexico State University. From 1969 to 1991, he was President of Holloway Distributing Company, a major distributor of NIKE products in the Western United States. Prior to 1969, he held various sales and marketing positions with the XEROX Corporation.

     Ms. Lansing has served as a director of the Company since February 1990; she previously served as a director from August 1989 to October 1989. Since 1979, Ms. Lansing has been President of Lansing Financial Group, Inc., the General Partner of Special Opportunities, L.P., a shareholder of the Company. Ms. Lansing also serves as a director for Nord Pacific Limited.

     Mr. Taggart was appointed to the board in January 1997. Since April 1996, he has served as Vice President, Secretary/Treasurer and in-house legal counsel for Basic Research Corporation, a San Diego-based technology development firm. From 1994 to 1996 he was a sole legal practitioner. During this period he also served as President of Basic Research Corporation. From 1993 to 1994, he served as "Of Counsel" to the law firm of Fedynyshyn & Gallo. From 1990 to 1992, he was a partner in the firm of Taggart & Johnston, attorneys.

BOARD MEETINGS; COMMITTEES AND COMPENSATION

     The Company's Board of Directors held three regularly scheduled meetings and eighteen special telephonic meetings during 1995. For that year, no nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served. During 1996, the Board of Directors did not have any regular meetings but had ten special telephonic meetings. No nominee for director who served as a director during the 1996 attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served. The Board of Directors has established the following Standing
Committees: Audit Committee, Compensation Committee, 1987 Nonstatutory Stock Option Plan Committee, 1988 Nonstatutory Stock Option Plan Committee, and 1993 Directors' Stock Option Plan Committee. There is no standing Nominating or Investment Committee.

     Audit Committee. Lucile Lansing and Gilbert Holloway. The Audit Committee recommends for the approval of the Board of Directors the independent public accountants to be employed by the Company. The Audit Committee also reviews the results of the independent accountants and internal auditors' examinations, the accounting principles applied by the Company in financial reporting and the adequacy of internal controls. The Audit Committee met one time in 1995 and one time in 1996.

     Compensation Committee. Donald Aldridge and Robert Freeman. The Compensation Committee makes recommendations to the Board of Directors concerning the Company's various compensation programs, reviews management's compensation actions for executive officers and other key personnel. The Compensation Committee met three times in 1995 and twice in 1996.

     1987 Nonstatutory Stock Option Committee. John Belden and Robert Freeman. The 1987 Nonstatutory Stock Option Plan Committee administers the Company's 1987 Nonstatutory Stock Option Plan which provides option grants to the Company's employees and consultants who are not executive officers. The 1987 Nonstatutory Stock Option Plan Committee met one time in 1995.

     1988 Nonstatutory Stock Option Plan Committee. Gilbert Holloway and Lucile Lansing. The 1988 Nonstatutory Stock Option Plan Committee administers the Company's 1988 Nonstatutory Stock Option Plan which provides option grants to the Company's executive officers. The 1988 Nonstatutory Stock Option Plan Committee met one time in 1995.

     Directors' 1993 Stock Option Plan Committee. John Belden and Lawrence Taggart. The Directors' 1993 Stock Option Plan Committee administers the Company's Directors' 1993 Stock Option Plan which provides option grants to directors who are not otherwise employees or consultants of the Company. The Directors' 1993 Stock Option Plan Committee met one time in 1995.

     Until February 1995, directors who were not otherwise paid employees or consultants of the Company received $1,000 per regular Board meeting each such director attended in person, plus, at his or her election, either (i) a $500.00 expense allowance if the director was required to travel more than 50 miles to attend the meeting, or (ii) reimbursement of such director's actual reasonable travel and lodging expenses incurred in attending the meeting. Directors who participated in regularly scheduled Board meetings by telephone received $250 per meeting and directors who participated in special telephonic board meetings received $100 if the meeting lasted thirty minutes or less or $250 if it lasted more than thirty minutes. In February 1995, the Board voted to indefinitely suspend this compensation schedule due to the Company's financial condition.

     In addition, directors who are not otherwise employees or consultants of the Company automatically receive, upon appointment to the board, an option grant of 25,000 shares under the Company's Directors' 1993 Stock Option Plan. Such grants typically carry a vesting schedule of 1/4 of the total amount of the grant per year over a period of four years.

     However, in June 1995, the Directors' 1993 Stock Option Committee approved the board's recommendation to grant the issuance of fully vested stock option grants to those directors who are not otherwise employees or consultants of the Company, at an exercise price of $0.25 per share (the closing price of the Company's

Common Stock the day before the grant date) in lieu of providing compensation to such outside directors. These option grants were issued as follows: Mr. Aldridge, 25,000 shares; Mr. Freeman, 25,000 shares; and Ms. Lansing, 25,000 shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                                   PROPOSAL 2

                AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

     The Company's Amended and Restated Articles of Incorporation currently authorizes it to issue 20,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of April 15, 1997, the Company had 4,222,922 shares of Common Stock issued and outstanding, 1,045,422 shares reserved for issuance upon the exercise of stock options granted under its various stock option plans, 633,281 shares reserved for issuance upon the exercise of warrants granted in connection with the Company's public offering of Common Stock in 1993 and 3,000,000 shares reserved for issuance upon the exercise of warrants granted to ATI.

     The Company currently is seeking to acquire new technologies and likely would issue shares of Common Stock as consideration for rights to any such technologies. The Company does not currently have any agreements or understandings to acquire rights to new technologies, but an increase in the authorized shares of Common Stock would allow for prompt issuance of Common Stock in the event attractive opportunities arise in the future. The proposed increase in the number of authorized shares of Common Stock also would provide Common Stock for possible future stock splits or stock dividends, possible future stock option or benefit plans, or for any other appropriate corporate purchase as the Board of Directors may deem advisable. As a result, the Board believes that the Company's authorized but unissued Common Stock should be increased. Accordingly, the Board has approved an amendment to the Company's Amended and Restated Articles of Incorporation (the "Amendment") that would increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000. The Amendment will make no change in the number of authorized shares of Preferred Stock. Shareholder approval of the Amendment requires the affirmative vote of the Voting Stock of the Company.

     If adopted, the Amendment would cause the first paragraph of Article III of the Company's Amended and Restated Articles of Incorporation to read as follows:

          "This Corporation is authorized to issue two classes of shares, designated, respectively, 'Common Stock' and 'Preferred Stock.' The Corporation is authorized to issue 100,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, of which 300,000 shares are designated 'Series A Preferred Stock' and 910,000 shares are designated 'Series B Preferred Stock.' The Preferred Stock may be divided into such number of additional shares as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the designations, preferences and relative, participating, optional or other rights, including without limitation, voting rights, and the qualifications, limitations or restrictions granted to and imposed upon, the Preferred Stock, or any series thereof, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series."

     The proposed increase in authorized shares of Common Stock is not the result of knowledge by management of any specific effort by any person or group to obtain control of the Company, and the Company has no present intention of issuing additional shares to discourage any such effort. Nonetheless, authorized but unissued shares of Common Stock, as well as of preferred stock, could be issued in the future by the Board of

Directors in ways that would make more difficult a change in control of the Company, for instance, through a private sale diluting the stock ownership of the person seeking to gain control of the Company. Any such action could have the effect of deterring an offer for the Company's outstanding Common Stock at a substantial premium over the then current stock market price of the securities, even if such an offer were favored by a majority of the Company's shareholders who were not affiliates of the Company.

     Under the Company's Amended and Restated Articles of Incorporation, no shareholder is entitled to preemptive rights in respect of any future issuances of capital stock. In addition, the Company does not presently contemplate seeking shareholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law, a regulatory authority or a third party.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the Amendment. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ending December 31, 1995 and 1996, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to (i) Mr. Belden, who served as Chief Executive Officer of the Company until November 1994, and has served as the Company's Chief Executive Officer since May 31, 1995; and (ii) Mr. Ray Healy, who served as Chief Executive Officer from November 1994 to May 1995. No other officers were employed by the Company in 1995 or 1996 who earned over $100,000 in annual salary and bonuses (the "named executive officers").

                                                                                  LONG-TERM COMPENSATION
                                                                                          AWARDS
                                                  ANNUAL COMPENSATION             -----------------------
                                         --------------------------------------
                                                                       (E)           (F)          (G)           (H)
              (A)                                                     OTHER       RESTRICTED  SECURITIES     ALL OTHER
            NAME AND              (B)        (C)          (D)         ANNUAL        STOCK     UNDERLYING    COMPENSATION
       PRINCIPAL POSITION         YEAR   SALARY($)(1)   BONUS($)   COMPENSATION   AWARDS($)   OPTIONS(#)      ($)(2)
--------------------------------  ----   ------------   --------   ------------   ---------   -----------   ------------
John C. Belden(1)(2)(3).........  1996       97,000         0            0            0      200,000            2,640
  President & CEO                 1995      127,500         0            0            0            0            2,150
                                  1994      183,711         0            0            0            0            7,163
Ray M. Healy(4).................  1995       41,665         0            0            0            0                0
  Former President & CEO........  1994        9,487         0            0            0      200,000            1,017

---------------

(1) Includes compensation that was accrued and deferred pursuant to the Company's 401(k) Plan.
(2) Includes premium for life insurance policies paid by the Company, 401(k) contributions by the Company, and with respect to Mr. Belden, cash out of accrued and unused service pay.
(3) Mr. Belden was President & CEO of the Company until November 1994. In November 1994, he was promoted to Chairman of the Company. He was reappointed President and Chief Executive Officer following Mr. Healy's resignation in May 1995.
(4) Mr. Healy joined the Company as President and CEO in November 1994; he resigned in May 1995.

STOCK OPTION GRANTS TABLE

     The following table provides information concerning the grant of stock options to the named executive officers of the Company during fiscal 1996 and 1995. The Company does not have any outstanding stock appreciation rights.

                                                 NUMBER OF     % OF TOTAL
                                                 SECURITIES     OPTIONS
                                                 UNDERLYING    GRANTED TO     EXERCISE
                                                  OPTIONS     EMPLOYEES IN     OR BASE      EXPIRATION
NAME                                             GRANTED(#)   FISCAL YEAR    PRICE($/SH)       DATE
----------------------------------------         ----------   ------------   -----------   -------------
John C. Belden..........................  1996     200,000         100%         $0.25      July 17, 2001
                                          1995           0           0            N/A                N/A
Ray M. Healy............................  1995           0           0            N/A                N/A

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides information with respect to the named executive officers, concerning the exercise of stock options during fiscal 1996 and 1995 and unexercised options held as of the end of fiscal 1996 and 1995.

                                                                             NUMBER OF
                                                                            SECURITIES        VALUE OF
                                                                            UNDERLYING       UNEXERCISED
                                                                            UNEXERCISED     IN-THE-MONEY
                                                                            OPTIONS AT       OPTIONS AT
                                                                             FY-END(#)        FY-END($)
                                                SHARES                    ---------------   -------------
                                              ACQUIRED ON      VALUE       EXERCISABLE/     EXERCISABLE/
NAME                                          EXERCISE(#)   REALIZED($)    UNEXERCISABLE    UNEXERCISABLE
-------------------------------------         -----------   -----------   ---------------   -------------
John C. Belden.......................  1996          0           0        189,799/200,000        0/0
                                       1995          0           0        189,799/0              0/0
Ray M. Healy.........................  1995          0           0              0/0              0/0

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

     In June 1992 the Company entered into a three-year employment agreement with Mr. Belden. In May 1993, the agreement was extended for an additional one-year term. However, in February 1995, the agreement was amended to shorten its term by five months, to December 31, 1995. This amendment arose in connection with the settlement of Mr. Belden's $50,000 promissory note to the Company, dated October 6, 1993 (the "Note"). In addition to the shortening of the term of his agreement, Mr. Belden also agreed to a $75,000 reduction in his annual salary in exchange for the Company's retirement of the entire unpaid principal balance and accrued interest of the Note. However, in July, 1996, the Company entered into a new employment agreement with Mr. Belden for a two year period at a salary of $96,000 per year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 6, 1993, the Company made a $50,000 unsecured loan to its Chairman, John C. Belden (then its President and Chief Executive Officer), pursuant to a promissory note at two percent above the index calculated by the Federal Home Loan Bank of San Francisco for the Eleventh Federal Home Loan Bank District. The unpaid principal balance and accrued interest under said note was due and payable October 1, 1994. However, in February 1995, the Company agreed to retire the entire unpaid principal balance and accrued interest due under the
Note in exchange for Mr. Belden's agreement to reduce the term of his employment contract by five months to December 31, 1995, as well as a $75,000 reduction in his annual salary. However, see "Employment Agreements and Termination of Employment" above with respect to the Company's entering into a new employment agreement with Mr. Belden.

     In January 1993, the Company completed its initial public offering of Common Stock. RAS Securities Corp. ("RAS") acted as representative for the underwriters of the public offering. In connection with the public offering, the Company agreed: (i) to grant RAS a right of first refusal for a period extending until the earlier to occur of (a) four (4) years after the public offering or (b) the Company's sale of $50,000,000 of its securities (without giving effect to the securities sold in the initial public offering). RAS has agreed to waive such right of first refusal in the event, at the Company's sole option, that the Company pays an amount equal to one percent of the gross proceeds of any financing up to an aggregate maximum payment of $200,000 during the term of this right of first refusal; (ii) upon RAS' request, for a period of five (5) years after the initial public offering, to use its best efforts to cause one individual designated by RAS to be elected to the Company's Board of Directors, which individual may be a director, officer, employee or affiliate of RAS; and
(iii) to grant to RAS for nominal consideration, five year warrants ("RAS Warrants") to purchase 222,722 Units (as adjusted following the Company's private common equity offering in July 1994) (the "Units") from the Company, each Unit consisting of one share of Common Stock and one warrant to purchase Common Stock. The RAS Warrants are initially exercisable for a period of four years commencing one year from the date of the public offering at a price per Unit equal to $8.89 per Unit (as adjusted per the transaction noted above) and the warrants included in the Units underlying the RAS Warrants are exercisable at an exercise price equal to $10.71 per share (as adjusted per the transaction noted above) of Common Stock. The RAS Warrants contain antidilution provisions providing for adjustment of the Exercise Price and the number and type of securities issuable upon exercise of the RAS Warrants upon the occurrence of certain events. For a period of five years commencing twelve months from the date of the public offering, the Company agreed, upon the written demand of holder(s) representing a majority of the RAS Warrants, to use its best efforts to register, under the Securities Act of 1933, as amended, on one occasion, at the Company's expense, the securities issuable upon exercise of the RAS Warrants. In addition for a period of seven years from the date of the initial public offering, the Company has agreed to provide certain "piggyback" registration rights for the holder(s) of the RAS Warrants. Pursuant to an agreement dated August 8, 1996, RAS and the Company mutually released each other from all claims and obligations.

     The Company currently has been meeting its needs for cash through loans from Basic Research Corporation, a subsidiary of ATI. The loan balance has been increasing at approximately $15,000 per month. The Company pays 10.0% simple interest on such loans and the loan is due within five (5) days of the Company's receiving sufficient funds from the exercise of warrants by ATI.

                                    GENERAL

INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Hollander, Gilbert & Co. to serve as the Company's independent accountants for the 1997 fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, directors, officers and beneficial owners of 10 percent or more of the Company's Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission (the "Commission") on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Company's Common Stock. Based solely on its review of such forms received by it and the written representations of its Reporting Persons, the Company has determined that no Reporting Persons known to it were delinquent with respect to his or her reporting obligations as set forth in Section 16(a) of the Exchange Act.

SHAREHOLDER PROPOSALS

     A proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting shall be received at the Company's principal executive offices not later than December 29, 1998.

ANNUAL REPORT

     The Annual Reports of the Company for the fiscal years ended December 31, 1996 and 1995 will be mailed to shareholders of record on or about May 5, 1997. The Annual Reports do not constitute, and should not be considered, a part of this Proxy solicitation material.

     If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Shareholders desires additional information, a copy of the Company's Annual Report on Form 10-KSB will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to John Belden, c/o OCTuS, Inc., 4520 Executive Drive, Plaza Two, San Diego California 92121-3018.

OTHER MATTERS

     The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

            ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN
             THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Lawrence W. Taggart
                                          Secretary

Dated: April 30, 1997

                             [FRONT OF PROXY CARD]


    The undersigned shareholder(s) of OCTuS, INC. (the "Company") hereby constitutes and appoints John C. Belden and Lawrence W. Taggart, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 9, 1997, and at any adjournment or postponement thereof, according to the number of shares of Common Stock or Series C Preferred Stock of the Company which the undersigned may be entitled to vote, and with all powers which the undersigned would possess if personally present, as follows:

1.  ELECTION OF DIRECTORS:        ___         FOR all                    ___        WITHHOLD
                                              nominees listed                       AUTHORITY to vote
                                              below (except as                      for all nominees
                                              marked to the                         listed below
                                              contrary below)

                                        Donald O. Aldridge
                                         John C. Belden
                                        Robert A. Freeman
                                       Gilbert N. Hollaway
                                         Lucile Lansing
                                       Lawrence W. Taggart


(INSTRUCTION: To vote for all nominees listed above, mark the "FOR" box; to withhold authority for all nominees listed above, mark the "WITHHOLD AUTHORITY" box; and to withhold authority to vote for any individual nominee listed above, mark the "FOR" box and write the nominee's name in the space provided below.)


--------------------------------------------------------------------------------


    THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF ALL NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

2. AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 100,000,000 SHARES:

                FOR             AGAINST             ABSTAIN
                    ---                 ---                 ---

    THIS PROXY WILL BE VOTED FOR THE AMENDMENT OF ARTICLES OF INCORPORATION AS DESCRIBED IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.


                          (Continued on reverse side)

                            [REVERSE OF PROXY CARD]


    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.


                                        Dated:                            , 1997
                                              ----------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                              (Signature(s) of shareholders)
                                        Please sign exactly as name appears
                                        herein.  When shares are held by joint
                                        tenants, both should sign; when signing
                                        as an attorney, executor,
                                        administrator, trustee or guardian,
                                        give full title as such.  If a
                                        corporation, sign in full corporate
                                        name by President or other authorized
                                        officer.  If a partnership, sign in
                                        partnership name by authorized partner.


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OCTUS, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED